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                                                                     EXHIBIT 3.5

                             State of California

                             Secretary of State

                     -----------------------------------

HTAC INVESTMENTS, INC.


        I, BILL JONES, SECRETARY OF STATE OF THE STATE OF CALIFORNIA, HEREBY
CERTIFY:

        THAT THE ANNEXED TRANSCRIPT WAS PREPARED BY AND IN THIS OFFICE FROM THE RECORD ON FILE, OF WHICH IT PURPORTS TO BE A COPY, AND THAT IT IS FULL, TRUE AND CORRECT.






                                            IN WITNESS WHEREOF, I EXECUTE THIS
                                            CERTIFICATE AND AFFIX THE GREAT SEAL
                                            OF THE STATE OF CALIFORNIA THIS

                                                       JULY 12, 1995
                                            -----------------------------------


                     [SEAL]                            /s/ BILL JONES
                                            -----------------------------------
                                                        Bill Jones
                                                     Secretary of State



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                                                         FILED
                                         IN THE OFFICE OF THE SECRETARY OF STATE
                                               OF THE STATE OF CALIFORNIA

                                                    APRIL 25, 1990
                                            MARCH FONG EU, SECRETARY OF STATE




                           ARTICLES OF INCORPORATION
                                      OF
                            HTAC INVESTMENTS, INC.


                                      I

        The name of this corporation is HTAC Investments, Inc.

                                      II

        The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                     III

        The name and address in the State of California of this corporation's initial agent for service of process is:

                              Francis Roth
                        c/o HarCor Energy, Inc.
                     9401 Wilshire Blvd., Suite 570
                     Beverly Hills, California 90212

                                    IV

        This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 10,000.


Dated: April 24, 1990

                                                 /s/  ROBIN F. FREEMAN
                                                 ----------------------------
                                                 Robin F. Freeman
                                                 Sole Incorporator

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                                  HTAC, INC.


                            Consent to Use of Name


Subject:  HTAC Investments, Inc.
          Proposed Incorporation in California


          The undersigned hereby represents that he is an officer of HTAC, Inc., a Delaware corporation qualified to do business in the State of California.

          The undersigned further represents that HTAC, Inc. has no objection to the use of the corporate name HTAC Investments, Inc., and HEREBY CONSENTS to the use of subject proposed corporate name in the state of California, only by the incorporator of subject corporation, and hereby further requests that the Secretary of State, State of California, declare no conflict with the corporate name HTAC, Inc.

          This consent is limited only to subject corporation and its incorporator and is not intended as an abandonment of the corporate name HTAC, Inc. or a waiver hereafter to protect HTAC, Inc.'s exclusive use of the name HTAC, Inc.

          Dated:  April 24, 1990



                                            By:     /s/  FRANCIS ROTH
                                               --------------------------------
                                                    Francis Roth, President